_______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

    _______________________________________________________________________
       Date of Report (Date of earliest event reported): January 16, 2001
                                                        (January 17, 2001)
       ________________________________________________________________
                              TRUSTCO BANK CORP NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


             0-10592                               14-1630287
  _____________________________        _________________________________
   (Commission File Number)            (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
________________________________________________________________________________

TRUSTCO BANK CORP NY


ITEM 5.           OTHER EVENTS
_______           ____________

                  A press release was issued on January 16, 2001, announcing appointments of Chairman, Director and Secretary. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits
______

                  Reg S-K Exhibit No.       Description
                  ___________________       ___________

                        99(a)               Press  release  dated  January  16,
                                            2001,   announcing   appointments
                                            of Chairman, Director and Secretary.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 16, 2001

                                      TrustCo Bank Corp NY
                                      (Registrant)


                                      By:/s/ Robert T. Cushing
                                         ____________________________
                                          Robert T. Cushing
                                          Vice President and
                                          Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                 Page
__________________         ____________________________             __________
         99(a)             Press release dated January 16, 2001,        5
                           announcing appointments of Chairman,
                           Director and Secretary.

TRUSTCO                                                            Exhibit 99(b)
BANK CORP NY                                            News Release
________________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668



                  John L. Pritchard
                  Administrative Vice President
                  518-381-3629

     TRUSTCO BANK ANNOUNCES APPOINTMENTS OF CHAIRMAN, DIRECTOR AND SECRETARY

Schenectady, New York, January 16, 2001 - Trustco Bank today announced three appointments.

ROBERT A. MCCORMICK was elected Chairman of the Boards of TrustCo Bank Corp NY, Trustco Bank, N. A. and Trustco Savings Bank. That position was unfilled prior to his election. Mr. McCormick has been President of TrustCo and Trustco Bank since 1982, President and CEO of TrustCo and Trustco Bank since 1984, and a Director of TrustCo and Trustco Bank since 1980.

ROBERT T. CUSHING was appointed to the Boards of Directors of TrustCo Bank Corp NY, Trustco Bank, N. A. and Trustco Savings Bank. Mr. Cushing has been a Vice President and CFO of TrustCo and a Senior Vice President and CFO of Trustco Bank since 1994. Mr. Cushing had been a Partner at KPMG LLP before joining Trustco in 1994.

HENRY C. COLLINS was appointed Secretary of TrustCo Bank Corp NY, Trustco Bank and Trustco Savings Bank effective February 15, 2001. Mr. Collins will replace William F. Terry, who retires from those positions after more than ten years of service as Secretary, Senior Vice President of Trustco Bank, and a Director of TrustCo and Trustco Bank. Mr. Collins, who joined Trustco in 1994, has served as Administrative Vice President and General Counsel since 1995.

TrustCo is a $2.5 billion bank holding company and through its subsidiaries, Trustco Bank, National Association, and Trustco Savings Bank, operates 55 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.30 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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